UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2005

C&F FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eighth and Main Streets, P.O. Box 391, West Point, Virginia	23181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filling obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240-13e-4c)

Item 8.01 Other Events

On July 25, 2005, C&F Financial Corporation issued a news release announcing the results of its tender offer, which expired at 11:59 p.m. Eastern Standard Time, on Friday, July 22, 2005. In addition, the company announced the issuance of $10 million of trust preferred securities to fund the repurchase in part. The issuance of the trust preferred securities was the subject of the company’s Form 8-K filed July 21, 2005. A copy of the company’s July 25, 2005 news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	C&F Financial Corporation news release dated July 25, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION
REGISTRANT

Date: July 26, 2005	By:	/s/ Thomas F. Cherry
Thomas F. Cherry
Chief Financial Officer

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